
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Block Mortgage Finance
                                                            Asset Backed Certificates
                                                                  Series 1999-1
-----------------------------------------------------------------------------------------------------------------------------------
                                                         STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
    Distribution Date:      26-Nov-99

-----------------------------------------------------------------------------------------------------------------------------------
                       Original          Beginning                                                                        Ending
                    Certificate        Certificate        Principal           Interest               Total           Certificate
       Class         Face Value            Balance     Distribution       Distribution        Distribution               Balance
-----------------------------------------------------------------------------------------------------------------------------------
       A-1        82,000,000.00       50,845,979.29    4,529,389.07         251,687.60        4,781,076.67         46,316,590.22
       A-2        45,000,000.00       45,000,000.00            0.00         225,000.00          225,000.00         45,000,000.00
       A-3        17,000,000.00       17,000,000.00            0.00          87,975.00           87,975.00         17,000,000.00
       A-4        18,000,000.00       18,000,000.00            0.00          99,000.00           99,000.00         18,000,000.00
       A-5        18,000,000.00       18,000,000.00            0.00          92,850.00           92,850.00         18,000,000.00
       A-6       165,000,000.00      121,241,312.90    7,010,125.90         635,708.62        7,645,834.52        114,231,187.00
       A-7        55,000,000.00       55,000,000.00            0.00         267,208.33          267,208.33         55,000,000.00
        R                  0.00                0.00            0.00               0.00                0.00                  0.00
    -------------------------------------------------------------------------------------------------------------------------------
     Total       400,000,000.00      325,087,292.19   11,539,514.97       1,659,429.55       13,198,944.52        313,547,777.22
    -------------------------------------------------------------------------------------------------------------------------------






    -------------------------------------------------------------------------------------------------------------------------------
                                         AMOUNTS PER $1,000 UNIT                                                        RATES
    -------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Ending
                                        Principal        Interest            Total           Certificate             Current Pass
       Class         CUSIP           Distribution    Distribution     Distribution               Balance             Through Rate
    -------------------------------------------------------------------------------------------------------------------------------
        A-1        09367MBA6          55.23645207      3.06936098      58.30581305          564.83646610                 5.94000%
        A-2        09367MBB4           0.00000000      5.00000000       5.00000000        1,000.00000000                 6.00000%
        A-3        09367MBC2           0.00000000      5.17500000       5.17500000        1,000.00000000                 6.21000%
        A-4        09367MBD0           0.00000000      5.50000000       5.50000000        1,000.00000000                 6.60000%
        A-5        09367MBE8           0.00000000      5.15833333       5.15833333        1,000.00000000                 6.19000%
        A-6        09367MBF5          42.48561152      3.85277952      46.33839103          692.31022424                 5.89875%
        A-7        09367MBG3           0.00000000      4.85833327       4.85833327        1,000.00000000                 5.83000%
    ------------------------------------------------------------------------------------------------------------------------------
        Total                         28.84878743      4.14857388      32.99736130          783.86944305
    -------------------------------------------------------------------------------------------------------------------------------

                                                                              Class A-6 Rate based on a LIBOR of:        5.40875%
                                                                                                                   --------------











PLEASE DIRECT ANY QUESTIONS OR COMMENTS TO THE FOLLOWING ADMINISTRATOR:

                                                     Jeff Kinney
                                                     Bank One, NA
                                                     1 North State Street, 9th Floor
                                                     Chicago, IL 60603

                                                                                                 Page 1
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
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Block Mortgage Finance
                                                            Asset Backed Certificates
                                                                  Series 1999-1
-----------------------------------------------------------------------------------------------------------------------------------
                                                         STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
    Distribution Date:      26-Nov-99
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                        Group I            Group II
                                                                                 ---------------       ------------
SEC. 7.09 (a)(i)               Scheduled Principal                                   129,682.80          83,861.84
                               Principal Prepayments                               3,797,817.35       6,358,524.68
                               Net Liquidation Proceeds                                    0.00               0.00
                               Paid Principal Carry Forward Amount                         0.00               0.00
                               Remaining Unpaid Principal Carry Forward Amount             0.00               0.00

SEC. 7.09 (a) (ii)             Compensating Interest                                       0.00               0.00
                               Paid Interest Carry Forward Amount                          0.00               0.00
                               Remaining Unpaid Interest Carry Forward Amount              0.00               0.00
                               A-6 Basis Risk Carryover Amount Paid                                           0.00
                               A-6 Basis Risk Carryover Amount Remaining                                      0.00

                                                                                        Group I           Group II           Total
                                                                                  --------------   ----------------  --------------
SEC. 7.09 (a)(iv), (xii)       Aggregate Group Loan Balance:                     150,739,753.11     179,070,499.01   329,810,252.12


SEC. 7.09 (a) (v)              Servicing Fees                                        141,741.73
                               Insurance Premium Amount                               57,473.00
                               Trustee Fee                                             3,685.28

SEC. 7.09 (a)(vii)             Current Delinquency Advances                        1,651,227.16
                               Current Servicing Advances                                  0.00
                               Total unreimbursed Delinquency Advances                     0.00
                               Total unreimbursed Servicing Advances                       0.00

                                                                ----------------------------------------     ----------------------
SEC. 7.09 (a) (viii) (A), (B)                                              Not in  Foreclosure or REO            In Foreclosure
                                                                ----------------------------------------     ----------------------
                               -------------------------------------------------------------------------     ----------------------
                               Delinquencies                    Period           Number    Prin. Balance     Number   Prin. Balance
                               -------------------------------------------------------------------------     ----------------------
                               -------------------------------------------------------------------------     ----------------------
                                                              1-29 Days             905    48,252,245.38          0            0.00
                                                             30-59 Days             259    14,061,792.15          0            0.00
                                          Fixed Group        60-89 Days              98     4,911,300.67          2      153,554.38
                                                               90+ Days             128     7,499,105.36        131    8,125.121.60
                               -------------------------------------------------------------------------     ----------------------
                                                              1-29 Days             749    67,566,968.73          0            0.00
                                                             30-59 Days             192    16,204,117.17          0            0.00
                                          Adj. Group         60-89 Days              71     7,113,823.15          4      359,880.15
                                                               90+ Days              97     9,416,963.11         85    6,395,638.07
                ----------------------------------------------------------------------------------------     ----------------------

SEC. 7.09 (a)(ix), (x)         Outstanding REO Properties                                       Number            Loan Balance
                                                                                               ----------------------------------
                               * New REO Properties - See separate schedule, if applicable            30          1,866,345.88
SEC. 7.09 (a)(xi)              Insured Payment                                                      0.00
                                Class A-1 Allocation                                                0.00
                                Class A-2 Allocation                                                0.00
                                Class A-3 Allocation                                                0.00
                                Class A-4 Allocation                                                0.00
                                Class A-5 Allocation                                                0.00
                                Class A-6 Allocation                                                0.00
                                Class A-7 Allocation                                                0.00

                                                                                             Group I                 Group II
                                                                                             ------------           ---------------
SEC. 7.09 (a)(xiii)            Subordinated Amount                                          6,423,162.89             9,839,312.01
                               Subordination Deficit                                                0.00                     0.00
                               Specified Subordinated Amount                               15,364,830.76            16,957,429.39

SEC. 7.09 (a) (xiv)            Substitution Adjustments                                             0.00                     0.00
                               Loan Purchase Price amounts                                          0.00                     0.00

SEC. 7.09 (a)(xv)              Weighted Average Coupon                                          11.2680%                 10.2313%
                               Weighted Average Remaining Term to Maturity                           228                      335

SEC. 7.09 (a)(xvi)             Largest Loan Balance Outstanding                               375,319.47               664,639.51

SEC. 7.09 (a)(xvi)             Available Funds                                              4,712,141.31             7,378,333.19
                               Total Available Funds                                        5,314,030.23             7,946,072.57

                                                                                                Page 2
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

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Block Mortgage Finance
                                                            Asset Backed Certificates
                                                                  Series 1999-1
-----------------------------------------------------------------------------------------------------------------------------------
                                                         STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
    Distribution Date:      26-Nov-99
-----------------------------------------------------------------------------------------------------------------------------------


                                                         REO Status

SEC. 7.09 (a) (x)              Mortgage Loans becoming REO Property during the preceding calendar month

                                                    Group      Loan Number       Principal Balance

                                                    I          704499            38,353.82
                                                    I          781513            89,122.41
                                                    I          782586            79,977.36
                                                    I          809064            39,685 80
                                                    I          809717            19,886.99
                                                    I          809929            44,965.95
                                                    I         1010098            42,185.06
                                                    II         702988            49,974.34
                                                    II         703003            50,862.72
                                                    II         703168            48,647.13
                                                    II         703169            56,131.29
                                                    II         704071            34,223.64
                                                    II         781770            63,668 24
                                                    II         783088            69,231.94
                                                    II         810290            54,315.00

                                                                                                 Page 3
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